UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On February 26, 2020, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full-year ended December 31, 2019.  A copy of the press release is attached hereto as Exhibit 99.1. On February 27, 2020, members of the Company’s management will hold a full-year and fourth quarter 2019 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.

The press release and earnings conference call presentation contain certain non-GAAP financial measures Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted Earnings per Diluted Share (“Adjusted EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Adjusted Income Before Tax and Adjusted Tax Rate. Management believes that the presentation of the non-GAAP financial measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted Income Before Tax and Adjusted Tax Rate non-GAAP financial measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2019 and 2018. For 2019, these items relate to the pre-tax one-time sale of Non-core Product inventory, sales from disposed Non-core Products, after-tax and pre-tax gain from disposal of Non-core Products, pre-tax gross profit from disposed Non-core Products, after-tax and pre-tax recovery of Brazilian indirect taxes, after-tax and pre-tax share-based compensation accelerated vesting, after-tax and pre-tax write-off of deferred financing fees, after-tax and pre-tax step-up in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in PST, after-tax and pre-tax restructuring costs, after-tax and pre-tax business realignment costs, after-tax and pre-tax gain in fair value of equity investment, after-tax and pre-tax capitalized software development timing and the after-tax impact of state tax valuation allowance release. For 2018, these items relate to the sales from disposed Non-core Products, pre-tax gain from disposed Non-core Products, pre-tax step-up in fair value of the earn-out considerations related to the acquisitions of Orlaco and the remaining 26% minority interest in PST, pre-tax restructuring costs and pre-tax business realignment costs. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted Income Before Tax and Adjusted Tax Rate should not be considered a substitute for Sales, Gross Profit, Operating Income, Operating Margin, Net Income, Earnings per Share, Income Before Tax or Tax Rate prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 8.01	Other Events.

On February 24, 2020, the Board of Directors of Stoneridge, Inc. authorized the repurchase of $50.0 million of the Company’s outstanding Common Shares over the next 18 months.  The repurchases may be made from time to time in either open market transactions or in privately negotiated transactions.  Repurchases may also be made under Rule 10b5-1 plans, which permit common shares to be repurchased through pre-determined criteria.  The timing, volume and nature of common share repurchases will be at the discretion of management, dependent on market conditions, other priorities of cash investment, applicable securities laws and other factors.  The Company’s common share repurchase program does not obligate the Company to acquire any particular amount of common shares, and it may be suspended or discontinued at any time. The Company announced the common share repurchase program in the Company’s press release, dated February 26, 2020, announcing results for the fourth quarter and full-year ended December 31, 2019 which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated February 26, 2020, announcing results for the fourth quarter and full-year ended December 31, 2019

99.2	Full-year and fourth quarter 2019 results earnings conference call presentation dated February 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 26, 2020	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)